Exhibit 99.2

SEPTEMBER 2023 | NASDAQ: AUUD

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The information in this material is provided for general information purposes only and does not take into account the investment objectives, financial situation and particular needs of any individual or entity. This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 about our current expectations about future results, performance, prospects and opportunities of Auddia Inc. (“Auddia” or the “Company”). Statements that are not historical facts, such as "anticipates," "believes" and "expects" or similar expressions, are forward - looking statements. These forward - looking statements are based on the current plans and expectations of management and are subject to a number of uncertainties and risks that could significantly affect the Company's current plans and expectations, as well as future results of operations and financial condition. These and other risks and uncertainties are discussed more fully in our filings with the Securities and Exchange Commission. Readers are encouraged to review the section titled "Risk Factors" in the Company's Annual Report on Form 10 - K for the year ended December 31, 2022, as well as other disclosures contained in the Annual Report and subsequent filings made with the Securities and Exchange Commission. Forward - looking statements contained in this announcement are made as of this date and the Company undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise. Unless otherwise indicated, information contained in this presentation concerning Auddia’s industry and markets in which it operates, including its general expectations and market opportunity and market size, is based upon information from various sources, including independent industry publications in presenting information. Auddia makes no representations as to the accuracy, timeliness, suitability, completeness, or relevance of any information prepared by any unaffiliated third party and takes no responsibility therefore. The data presented herein were obtained from various third - party sources. While we believe the data to be reliable, no representation is made as to, and no responsibility, warranty or liability is accepted for the accuracy or completeness of such information. Auddia has also made assumptions based upon such data and other similar sources, and on Auddia’s knowledge of and its experience to date in the markets for its product candidates. This information involves a number of assumptions and limitations and you are cautioned not to give undue weight to such estimates. The industry in which Auddia operates is subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by Auddia . This presentation uses Auddia’s trademarks and trade names such as “ faidr ” and “ Vodacast ." This presentation also includes trademarks, trade names and service marks that are the property of other organizations. Solely for convenience, trademarks and tradenames referred to in this presentation appear without ® and Ρ symbols, but those references, are not intended to indicate that Auddia will not assert to the fullest extent under applicable law, its rights, or that the applicable owner will not assert its rights to these trademarks and trade names. Auddia does not intend to use or display of other companies’ trade names or trademarks to imply a relationship with, or endorsement or sponsorship of Auddia by any other companies. Auddia | Disclaimer NASDAQ: AUUD

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Audio Superapp Our Differentiated Superapp NASDAQ: AUUD

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NASDAQ: AUUD Audio Listening Fragmentation Sources: The Spoken Word Audio Report 2022 Share of Ear ® , & IFPI research What are people listening to?

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faidr | Superapp Strategy

Lead

With differentiation & margin

Expand

To deliver all audio

AM/FM

- A.I. Enabled Ad-free
- Station Aggregator
- Discovr Artists
- faidrDJ

faidrRadio (Exclusive Content)

- Music Casts
- Music Stations
- New Artists

Podcasts

- Phase 1: Parity With Leading Audio apps
- Phase 2 (coming soon)
  - A.I. Enabled Ad-free
  - Digital Feeds
  - Social Interactions

Music Player

- ChatMusic & Other Generative AI Innovations

Audio-books

- Phase 1: Parity With Leading Audio Apps
- Phase 2: (TBD)

Text To Speech

- Audio Articles

auddia

NASDAQ: AUUD

NASDAQ: AUUD Radio eMarketer Dominates Time Spent Listening

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NASDAQ: AUUD Radio S&P Global The Problem

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NASDAQ: AUUD faidr eMarketer Differentiation

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NASDAQ: AUUD faidr A.I. Engine Covers Ad Break Content Manual Skipping Of Radio Stream faidr AI Drives Margin

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NASDAQ: AUUD faidr Power of Margin

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NASDAQ: AUUD AM/FM Podcasts Music Player Audio - books Text To Speech On - demand, DJ hosted music shows, Updated weekly Music streaming Curated by experts Radio - feel Music Casts Always - on multi - hour playlists Wall - to - wall music Genre - based or activity - based Music Stations Dozens of emerging artists Variety of genres Hours of new music discovery to augment radio New Artists faidrRadio (Exclusive Content) Differentiation | faidrRadio faidr

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faidr NASDAQ: AUUD Basic Ability to listen to, download, and follow podcasts Phase 1 Commercial - free listening functionality ( Q4 2023) Enhanced experience for fans & new revenue for podcasters. Phase 2 Differentiation | Podcasts AM/FM Podcasts Music Player Audio - books Text To Speech faidrRadio (Exclusive Content)

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NASDAQ: AUUD Enhanced Podcastin g Differentiation

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NASDAQ: AUUD Differentiation Parity faidr AM/FM Podcasts Exclusive Content Aggregate Radio Dial Ad - Free Radio Station Streaming Apps

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NASDAQ: AUUD Differentiation Parity faidr Ad - Free Personalized Podcasts Local Content Premium AM/FM Music Streaming Apps

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NASDAQ: AUUD 2016 GTM Jacobs Media, Techsurvey 2021, May 2021 & Edison Share Of Ear report 2021. 80 % Key 2021 2026 76.3 M 162.8 M 50% 20 % Audience Listening Via Broadcast Audience Listening Via Digital Stream Auddia Internal Projection Radio Listeners Moving to Stream

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NASDAQ: AUUD faidr faidr can achieve profitability with only 0.9 % acquisition of total Smartphone Only segment. 38 M SMARTPHONE + CAR + DESKTOP + SMART SPEAKER 30 M SMARTPHONE + CAR 8 M SMARTPHONE ONLY Three clear segments of streamers based on how they access content. Target: 76 M Radio Streamers in US. 2024 FOCUS 2H 2023 FOCUS 1H 2023 FOCUS Product/Market Expansion

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NASDAQ: AUUD faid r Live Radio Manual Switching Podcasts PREMIUM $ 5.99/ MO FREE A.I. Assisted Ad - Free faidrRadio Exclusive Content Freemium Model

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NASDAQ: AUUD Time faidr Sources: Van Westendorp's Price Sensitivity Meter is a standard market technique for determining consumer price preferences. $ 11 Key Maximize Market Share Maximize Revenue $ 10 $ 9 $ 8 $ 7 $ 6 $ 5 Optimal Monthly Price (Market share) Optimal Monthly Price (Revenue) PRICE Pricing

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NASDAQ: AUUD NASDAQ: AUUD faidr Cost Per Install 7 Day Retention 30 Day Retention Subscription Initial Launch 2.15.22 Mid 2023 Inflection Point Metrics *iOS product only $ 13.98 5% 1 % NA $ 1.80 17% * 5% * 11% * $ 1.80 20% 10% 12% 1.6 - Year Payback Critical Metric Improvements

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faidr

User Acquisition Strategy



Key
Acquired Apps
faidr app
2023
2024
Q4
Q1
Q2
Q3
CAC of $3/MAU on free tier
CAC of $14/MAU on free tier
Acquire Radio Streaming Apps
Optimize Ad Revenue
Integrate International Stations
Migrate All Acquired Users
Ramp Digital Marketing Spend
CarPlay & Android Auto
Add New Superapp Capabilities

auddia NASDAQ: AUUD

Auddia | Key Takeaways 1. Leading the audio superapp space with differentiation & margin 2. Demonstrating strong improvement in critical user metrics 3. Executing on transition to revenue 4. Accretive M&A strategy to accelerate revenue & user acquisitions

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Auddia Jeff Thramann | Founder & Chairman Jeff@thramann.com 303.995.3036 Michael Lawless | CEO mlawless@auddia.com 303.219.9771 Investor Relations Kirin Smith | PCG ksmith@pcgadvisory.com 646.823.8656 More Information auddia.com auddia.com/products/faidr Thank You

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